Exhibit 99.2

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma condensed combined financial information and explanatory entries present how the combined financial statements of Tradestar and CYMRI may have appeared had the businesses actually been combined as of March 31, 2006 (with respect to the balance sheet information using currently available fair value information) and as of January 1, 2005 (with respect to the statements of operations information for the three months ended March 31, 2006 and 2005 and the year ended December 31, 2005). The unaudited pro forma condensed combined financial information shows the impact of the merger of Tradestar and CYMRI on the historical financial position and results of operations under the purchase method of accounting with Tradestar treated as the acquirer. Under this method of accounting, the assets and liabilities of CYMRI are recorded by Tradestar at their estimated fair values as of the date the merger is completed.

The merger agreement with CYMRI provided for Tradestar: (a) To pay $2,000,000 in cash; (b) To issue its 10% secured notes payable in the amount of $3,075,000; and (c) To issue 12,540,000 shares of its common stock, which had an average 30 day pre-announcement closing price of $0.58 per share, for total equity value of $7,273,200, all as consideration to CYMRI common stockholders. Additionally, the pro forma condensed combined financial statements reflect an accrual for estimated third party transaction costs in the amount of $250,000.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined as of the dates indicated. This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of Tradestar, reflected in its annual and quarterly SEC filings, and of CYMRI, appearing elsewhere in this document. In addition, as explained in more detail in the accompanying entries to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is preliminary and is subject to adjustment and may vary from the actual purchase price allocation that will be recorded as of the effective date of the merger.

TRADESTAR SERVICES, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2006

	Tradestar Services, Inc.	The CYMRI Corporation	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$282,248	$167,262	$250,000	(1/3)	$699,510
Accounts receivable
Trade, net of allowance	2,079,463	4,436,421	-		6,515,884
Other	-	73,179	-		73,179
Prepaid expenses and other	15,000	245,924	-		260,924
Total current assets	2,376,711	4,922,786	250,000		7,549,497

Property and equipment:
Oil and gas properties (full cost method)	-	8,293,722	7,843,346	(2)	16,137,068
Other property and equipment	152,424	521,217	-		673,641
	152,424	8,814,939	7,843,346		16,810,709
Less: Accumulated DD&A	(67,691)	(1,756,654)	1,756,654	(2)	(67,691)
Net property and equipment	84,733	7,058,285	9,600,000		16,743,018

Other assets:
Goodwill	-	1,558,514	5,531,588	(1/2)	7,090,102
Other	18,025	77,453	5,680	(3)	101,158
Total other assets	18,025	1,635,967	5,537,268		7,191,260
-
Total assets	$2,479,469	$13,617,038	$15,387,268		$31,483,775

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$-	$1,435,295	$-		$1,435,295
Accounts payable	220,499	2,299,745	-		2,520,244
Accrued liabilities	205,950	553,450	250,000	(1)	1,009,400
Income taxes payable	-	6,190	-		6,190
Total current liabilities	426,449	4,294,680	250,000		4,971,129

Long-term debt, net of current portion	1,768,991	7,231,344	5,325,000	(1/3)	14,325,335
Deferred income taxes	-	1,264,402	3,360,000	(2)	4,624,402
Total liabilities	2,195,440	12,790,426	8,935,000		23,920,866

Stockholders’ equity:
Common stock	10,950	1,000	11,540	(1/2)	23,490
Additional paid-in capital	1,522,796	-	7,266,340	(1/3)	8,789,136
Retained earnings (deficit)	(1,249,717)	825,612	(825,612)	(2)	(1,249,717)
Total stockholders’ equity	284,029	826,612	6,452,268		7,562,909
-
Total liabilities and stockholders’ equity	$2,479,469	$13,617,038	$15,387,268		$31,483,775

(1)

Investment in CYMRI	12,598,200
Cash		2,000,000
Accrued liabilities		250,000
Long term debt		3,075,000
Common stock		12,540
Paid in capital		7,260,660
	12,598,200	12,598,200

To record purchase of CYMRI for (a) cash of $2,000,000, (b) long term debt of $3,075,000, (c) 12,540,000 shares of TDSV common stock, with an average 30 day pre-announcement closing price of $0.58 per share, for a total equity value of $7,273,200, and (d) accrued liabilities of $250,000, representing estimated third party costs of transaction.

(2)

Oil and gas properties	7,843,346
Accumulated DD&A	1,756,654
Goodwill (new)	7,090,102
Common stock	1,000
Retained earnings	825,612
Investment in CYMRI		12,598,200
Goodwill (old)		1,558,514
Deferred income taxes		3,360,000
	17,516,714	17,516,714

 To allocate purchase price of CYMRI assuming (a) "step up" in basis of acquired oil and gas properties in amount of $9,600,000 (to approximately $16.1 million in book value), (b) recognition of deferred income taxes for 35% of "step up" in oil and gas properties, (c) elimination of CYMRI's historical DD&A, goodwill, common stock and retained earnings, and (d) allocation of remaining purchase price to goodwill.

(3)

Cash	2,250,000
Debt issuance costs	5,680
Long term debt		2,250,000
Paid in capital		5,680
	2,255,680	2,255,680

 To record notes payable and warrants issued to eight entities, per Exhibits 10.7.3 through 10.7.10 of TDSV Form 8-K filed on May 23, 2006, to finance cash portion of CYMRI purchase price reflected in (1) above.

TRADESTAR SERVICES, INC.
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006

	Tradestar Services, Inc.	The CYMRI Corporation	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Staffing services	$3,344,309	$5,397,201	$-		$8,741,510
Oil and gas sales	-	1,087,319	-		1,087,319
Other	-	18	-		18
	3,344,309	6,484,538	-		9,828,847
Expenses:
Cost of staffing services	2,669,804	3,455,686	-		6,125,490
Lease operating expense	-	349,266	-		349,266
Depreciation, depletion and amortization	4,009	156,889	174,640	(4)	335,538
Workover expense	-	-	-		-
General and administrative	534,415	1,853,772	-		2,388,187
Interest expense	34,783	186,478	133,125	(5)	354,386
	3,243,011	6,002,091	307,765		9,552,867

Income (loss) before income taxes	101,298	482,447	(307,765)		275,980

Provision for income taxes	-	124,067	(27,474	) (6)	96,593

Net income (loss)	$101,298	$358,380	$(280,291)		$179,387

Net income (loss) per share, basic and diluted	$0.01				$0.01

Weighted average shares outstanding	10,950,000		12,540,000	(7)	23,490,000

(4)

DD&A expense	174,640
Accumulated DD&A		174,640
	174,640	174,640

To adjust historical DD&A expense of oil and gas properties based on the preliminary allocation of the purchase price to CYMRI's properties. Adjustment follows the unit of production method and assumes no material changes in the estimated useful lives or amortization periods for acquired assets based on preliminary purchase price allocation.

(5)

Interest expense	133,125
Accrued liabilities		133,125
	133,125	133,125

To adjust historical interest expense for the effect of the additional debt issued in the CYMRI acquisition. Such debt consists of $3,075,000 issued to two individuals in exchange for a portion of their CYMRI stock and $2,250,000 issued to eight other individuals to finance the cash portion of the purchase price paid to the first two individuals. All such debt bears interest at a rate of 10% per annum.

(6)

Deferred income taxes	27,474
Provision for income taxes		27,474
	27,474	27,474

To adjust historical tax expense based on the pro forma combined results of operations assuming a pro forma combined effective tax rate of 35%.

(7)

To reflect issuance of 12,540,000 new shares of TDSV common stock in the CYMRI acquisition.

TRADESTAR SERVICES, INC.
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2005

	Tradestar
	Services, Inc.	The CYMRI Corporation	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Staffing services	$1,094,310	$4,224,011	$-		$5,318,321
Oil and gas sales	-	904,957	-		904,957
Other	-	(40,573)	-		(40,573)
	1,094,310	5,088,395	-		6,182,705
Expenses:
Cost of staffing services	912,597	2,791,843	-		3,704,440
Lease operating expense	-	324,602	-		324,602
Depreciation, depletion and amortization	5,784	158,278	193,956	(4)	358,018
Workover expense	-	44,115	-		44,115
General and administrative	263,164	1,537,401	-		1,800,565
Interest expense	10,587	128,818	133,125	(5)	272,530
	1,192,132	4,985,057	327,081		6,504,270

Income (loss) before income taxes	(97,822)	103,338	(327,081)		(321,565)

Provision for income taxes	-	25,317	(25,317)	(6)	-

Net income (loss)	$(97,822)	$78,021	$(301,764)		$(321,565)

Net income (loss) per share, basic and diluted	$(0.01)				$(0.01)

Weighted average shares outstanding	9,193,333		12,540,000	(7)	21,733,333

(4)

DD&A expense	193,956
Accumulated DD&A		193,956
	193,956	193,956

 To adjust historical DD&A expense of oil and gas properties based on the preliminary allocation of the purchase price to CYMRI's properties. Adjustment follows the unit of production method and assumes no material changes in the estimated useful lives or amortization periods for acquired assets based on preliminary purchase price allocation.

(5)

Interest expense	133,125
Accrued liabilities		133,125
	133,125	133,125

 To adjust historical interest expense for the effect of the additional debt issued in the CYMRI acquisition. Such debt consists of $3,075,000 issued to two individuals in exchange for a portion of their CYMRI stock and $2,250,000 issued to eight other individuals to finance the cash portion of the purchase price paid to the first two individuals. All such debt bears interest at a rate of 10% per annum.

(6)

Deferred income taxes	25,317
Provision for income taxes		25,317
	25,317	25,317

To adjust historical tax expense based on the pro forma combined results of operations. No deferred tax benefit is reflected for the pre-tax loss shown in the pro forma combined results of operations as realization of such a benefit is not assured.

(7)

To reflect issuance of 12,540,000 new shares of TDSV common stock in the CYMRI acquisition.

TRADESTAR SERVICES, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

	Tradestar
	Services, Inc.	The CYMRI Corporation	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Staffing services	$8,070,569	$17,777,272	$-		$25,847,841
Oil and gas sales	-	4,168,128	-		4,168,128
Other	-	68,347	-		68,347
	8,070,569	22,013,747	-		30,084,316
Expenses:
Cost of staffing services	6,890,286	11,748,639	-		18,638,925
Lease operating expense	-	1,363,398	-		1,363,398
Depreciation, depletion and amortization	24,998	687,732	775,824	(4)	1,488,554
Workover expense	-	185,734	-		185,734
General and administrative	1,562,476	6,637,385	-		8,199,861
Interest expense	133,641	678,950	532,500	(5)	1,345,091
	8,611,401	21,301,838	1,308,324		31,221,563

Income (loss) before income taxes	(540,832)	711,909	(1,308,324)		(1,137,247)

Provision for income taxes	-	258,070	(258,070)	(6)	-

Net income (loss)	$(540,832)	$453,839	$(1,050,254)		$(1,137,247)

Net income (loss) per share, basic and diluted	$(0.05)				$(0.05)

Weighted average shares outstanding	10,950,000		12,540,000	(7)	23,490,000

(4)

DD&A expense	775,824
Accumulated DD&A		775,824
	775,824	775,824

To adjust historical DD&A expense of oil and gas properties based on the preliminary allocation of the purchase price to CYMRI's properties. Adjustment follows the unit of production method and assumes no material changes in the estimated useful lives or amortization periods for acquired assets based on preliminary purchase price allocation.

(5)

Interest expense	532,500
Accrued liabilities		532,500
	532,500	532,500

To adjust historical interest expense for the effect of the additional debt issued in the CYMRI acquisition. Such debt consists of $3,075,000 issued to two individuals in exchange for a portion of their CYMRI stock and $2,250,000 issued to eight other individuals to finance the cash portion of the purchase price paid to the first two individuals. All such debt bears interest at a rate of 10% per annum.

(6)

Deferred income taxes	258,070
Provision for income taxes		258,070
	258,070	258,070

To adjust historical tax expense based on the pro forma combined results of operations. No deferred tax benefit is reflected for the pre-tax loss shown in the pro forma combined results of operations as realization of such a benefit is not assured.

(7)

To reflect issuance of 12,540,000 new shares of TDSV common stock in the CYMRI acquisition.